Exhibit 99.2

Truett - Hurst, Inc. FY16 Q1 Earnings Call November 10, 2015 NASDAQ: THST 1

2 Safe Harbor Statement This presentation (including the presentation and any subsequent questions and answers) contains statements that are forward - looking within the meaning of the Private Securities Litigation Reform Act of 1995 , Section 27 A of the Securities Act of 1933 and Section 21 E of the Securities Exchange Act of 1934 . Such forward - looking statements are based on the current beliefs of Truett - Hurst, Inc . ’s management and are not guarantees of future performance . Any such forward - looking statements are and will be, as the case may be, subject to many risks, uncertainties, assumptions and factors relating to the operations and business environments of Truett - Hurst, Inc . and its subsidiaries that may cause the actual results of the companies to be materially different from any future results expressed or implied in such forward - looking statements . These risk factors, include, but are not limited to, a reduction in the supply of grapes and bulk wine available to us ; significant competition ; any change in our relationships with retailers could harm our business ; we may not achieve or maintain profitability in the future ; the loss of key employees ; a reduction in our access to, or an increase in the cost of, the third - party services we use to produce our wine could harm our business ; credit facility restrictions on our current and future operations ; failure to protect, or infringement of, trademarks and proprietary rights ; these factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this report or detailed in our periodic filings (including Forms 8 - K, 10 - K and 10 - Q) or other documents filed with the Securities and Exchange Commission . For more detailed information on us, please refer to our filings with the Securities and Exchange Commission, which are readily available at http : //www . sec . gov, or through the our Investor Relations website at http : //www . truetthurstinc . com . For additional information, see our annual report for the year ended June 30 , 2015 on Form 10 - K filed on September 28 , 2015 , or our other reports currently on file with the Securities and Exchange Commission, which contain a more detailed discussion of risks and uncertainties that may affect future results . We do not undertake to update any forward - looking statements unless otherwise required by law .

Agenda • Financial Update – Q1: FY16 vs FY15 – Q1: P&L Recap FY16 vs FY15 – Select Balance Sheet Data – Inventory – Ownership Structure • Business Update • Q&A 3

FINANCIAL UPDATE 4

Q1: FY16 vs FY15 ― Revenue growth of 5 % with net sales of $6.8 million (an increase of $0.3 million versus prior year) ― 23.5% increase in Wholesale ― 19.0% increase in DTC ― 65.3% decrease in Internet ― Overall gross margin percent declined to 34% from 38% (gross profit dollars of $2.3 million) ― Wholesale: 1.9 margin point decrease (sales mix in the quarter) ― DTC: 1.9 margin point increase ― Internet: 3.9 margin point decrease ― Operating expenses of $2.5 million ― Overall expense the same as prior year same quarter. ― Lower sales and marketing costs at The Wine Spies offset by increased promotional spending. 5

Q1: P&L Recap FY16 vs FY15 6 $77 thousand of difference related to mark - to - market adjustments of interest rate swap Lower variable expenses from internet segment offset by higher Q1 wholesale expense The Wine Spies Q1 FY15 FY16 B / (W) Revenue 1,284 445 (839) Gross Profit 610 194 (416) TWS Net Income before NCI 72 32 (40) H.D.D. LLC Interest in TWS Net Income 36 16 (20) FY 15 FY 16 Q1 Q1 B / (W) Net sales 6,482$ 6,815$ 333$ 5.1% Gross profit 2,435 2,344 (91) -3.7% Gross Margin % 38% 34% -3% Sales and marketing ex stock comp 1,482 1,570 (88) 5.9% Sales and marketing stock comp 83 11 72 1,565 1,581 (16) 1.0% General and administrative ex stock comp 888 835 53 -6.0% General and administrative stock comp 55 75 (20) 943 910 33 -3.5% Other 2 (1) 3 Total Operating Expenses 2,510 2,490 20 -0.8% Loss from Operations (75) (146) (71) Non-controlling Interest: The Wine Spies (36) (16) 20 Operating Loss after TWS NCI (111) (162) (51) Non Operating Expenses Interest expense, net (64) (83) (19) Other (9) (93) (84) Income tax expense (2) - 2 (75) (176) (101) Net Loss attributable to Truett-Hurst, Inc. and H.D.D. LLC (186)$ (338)$ (152)$ Operating expenses (excluding stock comp) as a percentage of Net Sales Sales and marketing 22.9% 23.0% General and administrative 13.7% 12.3%

7 Select Balance Sheet Data 2015 2016 Q-O-Q Q4 Q1 source / (use) Total Assets 33,903$ 37,565$ Total Liabilities 17,534 21,432 Total Equity 16,369 16,133 33,903 37,565 Cash and cash equivalents 1,679 2,769 Property & equipment, net 5,751 5,879 Major Working Capital Accounts A/R 2,797 3,587 (790) Inventories 22,127 24,257 (2,130) Bulk Wine Deposit 345 25 320 AP & Accrueds 4,176 6,531 2,355 (245) Interest Bearing Debt Credit facilities 9,034 9,995 Other Interest Bearing Debt 3,640 4,036 12,674 14,031 Cash and Cash equivalents (1,679) (2,769) Net Debt 10,995 11,262 267

8 Inventory With lighter 2015 harvest yields and increasing wholesale and direct to consumer sales we anticipate further improvements to our inventory to sales ratio as we move through fiscal 2016. Sept 14 vs. increase / Jun-14 Sep-14 Dec-14 Mar-15 Jun-15 Sep-15 Sept 15 (decrease) Grapes, bulk wine and capitalized cultural costs 5,499 7,517 8,260 6,725 7,375 7,993 476 6.3% Bottled wine 11,285 15,565 13,206 15,059 14,003 15,731 (a) 166 1.1% Bottling materials and other 395 578 486 485 544 385 (193) -33.4% Canned wine, net - - - - 205 148 148 n/a 17,179 23,660 21,952 22,269 22,127 24,257 597 2.5% Bulk Wine Deposit 1,424 - - 1,122 345 25 25 n/a 18,603 23,660 21,952 23,391 22,472 24,282 622 2.6% LTM increase in COGS (Wholesale & DTC as adjusted) 14.6% (a) Bottled wine at 9/30/15 includes approximately $900 thousand in Republic of Wine inventory. We did not have inventory for this program in the prior year. Adjusting for this investment, inventory from Sept 14 to Sept 15 would have decreased by 1.2%.

9 Ownership Structure Activity during quarter: • 21,875 equity incentive shares issued HDD LLC Ownership Class A Shares (Fully Diluted) Members THI Total Outstanding Unconverted LLC Units Equity Incentives Total As of Initial Public Offering 4,102,644 2,700,000 6,802,644 2,700,000 4,102,644 252,000 7,054,644 60.3% 39.7% 100.0% 38.3% 58.2% 3.6% 100.0% Changes through 9/30/15: LLC Conversions (1,111,318) 1,111,318 0 1,111,318 (1,111,318) 0 0 Vesting of Equity Incentives Outstanding @ IPO Date 0 0 0 182,000 0 (182,000) 0 Post IPO Equity Incentives Equity Incentives Granted - RSA / RSU 0 0 0 0 0 131,629 131,629 Equity Incentives Granted - Options 0 0 0 0 0 220,000 220,000 Equity Incentives Vested 0 0 0 38,677 0 (38,677) 0 0 0 0 38,677 0 312,952 351,629 As of 9/30/15 2,991,326 3,811,318 6,802,644 4,031,995 2,991,326 382,952 7,406,273 44.0% 56.0% 100.0% 54.4% 40.4% 5.2% 100.0% Equity Market Capitalization based on Sept 30, 2015 Class A common stock closing price of $0.95 6,672,155$ Calculated using 4,031,995 Class A common shares outstanding and 2,991,326 LLC units convertible to Class A common stock as of September 30, 2015

BUSINESS UPDATE 10

US Wine Sales • Total 2014 US wine sales = $ 37.6B – California = 70% sales $ (60% vol ) – Imports = 30% • California Wine Sales Grew 4.4% by Volume and 6.7% by Value to $ 26.4B • “ The premium wine segment -- $10 and above -- is strong and with excellent prospects for continued growth over the next few years .” • “ With beverage alcohol production permits exploding by 68% in six years to 14,700 in the U.S., there is enormous competition in the market with a large number of wine, beer and spirits offerings that continue to squeeze distribution channels .” (A) Nielsen 2014 Wine Sales (B) Gomberg Fredrickson International Wine Symposium 2014 (A) (B) 11

Customer Updates • The Kroger Company – Sonoma Ranches brand in stores and selling well • Albertsons/Safeway – Working on focusing inventory and retail assortment to strongest performers – Reducing skus from 13 to 9 to focus on top selling items and growth – Developing annual promotion plan • Target Corporation – Republic Of Wine • 3 items loaded in for OND • Planning production and execution strategy for 2016 • Total Wines & More – Focus on growing existing items with focused support and promotion • Trader Joe’s – Existing two skus selling well – Pitching new items to new buyer • Colby Red – Targeting crossing $1 million in lifetime heart health charity donations – New support from distributors – Founding retailer, Walgreen’s, set for ongoing promotions • Three Tier Brands – Investigating exclusive brand options 12

Brand Marketing Efforts 13

Market Opportunities and Risks • Opportunities – Overall retail exclusive category is growing faster than branded category – Expansion of retail exclusives into “real” brands • Fewer skus but higher volumes • Retailers eager for annual promotion calendars – Expand retail exclusives and associated execution program to other retailers • Risks – Competition • Large brand focused companies developing private label • Brands are highly penetrated, private label represents shelf expansion • Sales and Marketing muscle – Grape Availability • Short 2015 crop = potential increased spot market pricing • Contract vs. bulk going forward – Retailer Execution • Centralized vs. De - Centralized • Ability and strategic imperative to effectively build brands? • Distributor role in merchandising execution 14

Q & A 15

16 APPENDIX I. Contact Information II. Conference Call Playback Information

Appendix I - Contact Information 17 Phillip L. Hurst Chief Executive Officer, President Email: phil@truetthurst.com T: 707.431.4408 M: 707.318.7480 Paul A. Forgue Chief Financial Officer & Chief Operations Officer Email: paul@truetthurst.com T: 707.431.4423 M: 707.494.3452 www.truetthurstinc.com ir@truetthurstinc.com

Appendix II – Call Playback Information Webcast/PowerPoint/Replay available at: http://www.truetthurstinc.com/index.php?s=151&cat=3 Replay available until November 17, 2015 18